Exhibit 99.2

December 31, 2008 Supplemental Financial & Operating Statistics

Section Page Company Overview 1 Quarterly & Year-to-Date Financial Results Consolidated Statements of Income 2 Income Statement Detail 3 Earnings Per Common Share 4 Consolidated Balance Sheets 5 Balance Sheet Detail 6 Calculation of Funds from Operations and Funds Available for Distribution 7 Selected Financial and Operating Ratios 8 Quarterly & Year-to-Date Operating Information Same Properties Analysis 9 Leasing Activity Analysis 10 Current Development Projects 11 Current Redevelopment Projects 12 Market Capitalization Information Summary of Outstanding Debt 13 Loan Maturity Summary 14 Market Capitalization Information 15 Common Stock Performance 15 Portfolio Information Property Summary 16-18 Geographic Diversification 19 Anchor, Non-Anchor Tenant Mix 19 National, Regional, Local Tenant Mix 19 Major Tenant Exposure 20 Summary of Expiring GLA 21 Joint Venture Information Joint Ventures Contribution to Funds from Operations 22 Joint Ventures Combining Balance Sheets 23 Summary of Joint Venture Debt 24 Investor Information 25 Table of Contents

Supplemental Financial and Operating Statistics Q4 2008 Ramco-Gershenson Properties Trust (RPT) Page 1 COMPANY OVERVIEW Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and selfmanaged real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Mid-Atlantic and Southeastern United States. At December 31, 2008, the Company owned interests in 89 shopping centers with approximately 20.0 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company’s properties consist of 88 community centers and one regional mall. Ramco-Gershenson has a proven track record of generating growth through the management and redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center’s position within its respective market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth. Ramco-Gershenson generates additional growth through the construction of new shopping centers. The Company is focused on developing community shopping centers within metropolitan markets where it currently operates or where it believes demand for additional shopping centers exist. Throughout the Company’s history, management’s experience and long-standing relationships with tenants, has allowed it to capitalize on attractive development opportunities. The Company also remains committed to the acquisition of well-located shopping centers, under appropriate market conditions, that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions. Ramco-Gershenson seeks to attract investors based on the quality and performance of its assets and the experience of its management team. The Company expects to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers. The Company is listed on the New York Stock Exchange (NYSE:RPT) and is headquartered in Farmington Hills, Michigan.

Consolidated Statements of Income

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2008	2007	Increase (Decrease)	Percent Change	2008	2007	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 22,167	$ 24,128	$ (1,961)	(8.1) %	$ 90,756	$ 96,410	$ (5,654)	(5.9) %
Percentage rents	118	151	(33)	(21.9)	636	676	(40)	(5.9)
Recoveries from tenants	9,994	11,079	(1,085)	(9.8)	41,332	43,885	(2,553)	(5.8)
Fees and management income (see page 3 for detail)	1,455	1,669	(214)	(12.8)	6,484	6,831	(347)	(5.1)
Other income (see page 3 for detail)	1,463	896	567	63.3	2,980	4,484	(1,504)	(33.5)
Total revenues	35,197	37,923	(2,726)	(7.2)	142,188	152,286	(10,098)	(6.6)
Expenses:								
Real estate taxes	4,562	4,775	(213)	(4.5)	18,695	20,017	(1,322)	(6.6)
Recoverable operating expenses	5,901	6,423	(522)	(8.1)	23,741	24,568	(827)	(3.4)
Depreciation and amortization	8,462	12,250	(3,788)	(30.9)	32,121	36,469	(4,348)	(11.9)
Other operating	1,720	1,740	(20)	(1.1)	4,616	3,777	839	22.2
Loss on impairment of real estate assets	5,103	-	5,103	-	5,103	-	5,103	100.0
General and administrative	3,838	3,341	497	14.9	15,805	14,291	1,514	10.6
Interest expense	9,161	10,960	(1,799)	(16.4)	36,518	42,609	(6,091)	(14.3)
Total expenses	38,747	39,489	(742)	(1.9)	136,599	141,731	(5,132)	(3.6)
Income (loss) from continuing operations before gain on sale of real estate assets, minority interest and earnings from unconsolidated entities	(3,550)	(1,566)	(1,984)	126.7	5,589	10,555	(4,966)	(47.0)
Gain on sale of real estate assets (see page 3 for detail)	61	1,374	(1,313)	(95.6)	19,595	32,643	(13,048)	(40.0)
Minority interest	419	(87)	506	(581.6)	(3,966)	(7,270)	3,304	(45.4)
Earnings from unconsolidated entities (see page 22 for detail)	557	690	(133)	(19.3)	2,506	2,496	10	0.4
Income (loss) from continuing operations	(2,513)	411	(2,924)	(711.4)	23,724	38,424	(14,700)	(38.3)
Discontinued operations, net of minority interest:								
Loss on sale of real estate assets	-	-	-	-	(400)	-	(400)	100.0
Income from operations	-	70	(70)	(100.0)	177	251	(74)	(29.5)
Income (loss) from discontinued operations	-	70	(70)	(100.0)	(223)	251	(474)	(188.8)
Net Income (loss)	(2,513)	481	(2,994)	(622.5)	23,501	38,675	(15,174)	(39.2)
Preferred stock dividends	-	(283)	283	(100.0)	-	(3,146)	3,146	(100.0)
Loss on redemption of preferred shares	-	(1,234)	1,234	-	-	(1,269)	1,269	(100.0)
Net income (loss) available to common shareholders	$ (2,513)	$ (1,036)	$ (1,477)	142.6 %	$ 23,501	$ 34,260	$ (10,759)	(31.4) %
Property Operating Expense Recovery Ratio	95.5 %	98.9 %		(3.4) %	97.4 %	98.4 %		(1.0) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2008
Page 2

Income Statement Detail
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2008	2007	Increase (Decrease)	Percent Change	2008	2007	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 839	$ 576	$ 263	45.7 %	$ 2,943	$ 2,039	$ 904	44.3 %
Leasing fees	157	102	55	53.9	1,134	589	545	92.5
Acquisition related fees	-	772	(772)	(100.0)	67	2,155	(2,088)	(96.9)
Development related fees	353	120	233	194.2	1,861	1,775	86	4.8
Other	106	99	7	7.1	479	273	206	75.5
Fee and management income	$ 1,455	$ 1,669	$ (214)	(12.8) %	$ 6,484	$ 6,831	$ (347)	(5.1) %
Other income:								
Lease termination income	$ 384	$ 213	$ 171	80.3 %	$ 805	$ 1,900	$ (1,095)	(57.6) %
Temporary income	119	228	(109)	(47.8)	592	766	(174)	(22.7)
Interest income	134	287	(153)	(53.3)	359	1,020	(661)	(64.8)
Previous write-off of receivable	56	89	(33)	(37.1)	149	422	(273)	(64.7)
TIF revenue	656	-	656	100.0	656	-	656	100.0
Other	114	79	35	44.3	419	376	43	11.4
Other income	$ 1,463	$ 896	$ 567	63.3 %	$ 2,980	$ 4,484	$ (1,504)	(33.5) %
Gain (loss) on sale of real estate assets:								
FFO gain on sales	$ 542	$ 1,302	$ (760)	(58.4) %	$ 1,248	$ 2,774	$ (1,526)	(55.0) %
Non-FFO gain (loss) on sales	(481)	72	(553)	(768.1)	18,347	29,869	(11,522)	(38.6)
Gain (loss) on sale of real estate assets	$ 61	$ 1,374	$ (1,313)	(95.6) %	$ 19,595	$ 32,643	$ (13,048)	(40.0) %

Q4 2008
Page 3
Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

2008 2007 2008 2007 Numerator: Income (loss) from continuing operations before minority interest (2,932) $ 498 $ 27,690 $ 45,694 $ Minority interest 419 (87) (3,966) (7,270) Preferred stock dividends - (283) - (3,146) Loss on redemption of preferred shares - (1,234) - (1,269) Income (loss) from continuing operations available to common shareholders (2,513) (1,106) 23,724 34,009 Discontinued operations, net of minority interest: Loss on sale of real estate assets - - (400) - Income from operations - 70 177 251 Net income (loss) available to common shareholders (2,513) (1,036) 23,501 34,260 Add income impact of assumed conversion of preferred shares - - - 1,081 Adjusted numerator for diluted EPS (2,513) $ (1,036) $ 23,501 $ 35,341 $ Denominator: Weighted-average common shares for basic EPS 18,471 18,470 18,471 17,851 Effect of dilutive securities: Preferred shares - - - 624 Options outstanding - 19 7 54 Weighted-average common shares for diluted EPS 18,471 18,489 18,478 18,529 Basic EPS: Income (loss) from continuing operations (0.14) $ (0.06) $ 1.28 $ 1.91 $ Income (loss) from discontinued operations - - (0.01) 0.01 Net income (loss) (0.14) $ (0.06) $ 1.27 $ 1.92 $ Diluted EPS: Income (loss) from continuing operations (0.14) $ (0.06) $ 1.28 $ 1.90 $ Income (loss) from discontinued operations - - (0.01) 0.01 Net income (loss) (0.14) $ (0.06) $ 1.27 $ 1.91 $ December 31, Earnings Per Common Share ("EPS") (in thousands, except per share data) Three Months Ended Twelve Months Ended December 31, Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q4 2008 Page 4

December 31, September 30, June 30, March 31, December 31, 2008 2008 2008 2008 2007 ASSETS Investment in real estate, net (see page 6 for detail) 830,392 $ 821,270 $ 882,763 $ 880,142 $ 876,410 $ Cash and cash equivalents 5,295 7,035 6,670 15,043 14,977 Restricted cash 4,891 5,555 7,490 6,537 5,777 Accounts receivable, net (see page 6 for detail) 40,736 34,353 39,035 38,460 35,787 Equity investments in and advances to unconsolidated entities (see page 23 for detail) 95,867 98,087 93,626 94,561 117,987 Other assets, net (see page 6 for detail) 37,345 38,102 38,036 38,021 37,561 Total Assets 1,014,526 $ 1,004,402 $ 1,067,620 $ 1,072,764 $ 1,088,499 $ LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable (see page 13 for detail) 662,601 $ 637,770 $ 690,999 $ 691,276 $ 690,801 $ Accounts payable and accrued expenses 26,751 25,211 38,020 39,783 57,614 Distributions payable 4,945 9,888 9,888 9,887 9,884 Capital lease obligation 7,191 7,256 7,319 7,382 7,443 Total Liabilities 701,488 680,125 746,226 748,328 765,742 Minority Interest 39,847 40,965 40,650 41,406 41,353 SHAREHOLDERS' EQUITY Common Shares of Beneficial Interest 185 185 186 186 185 Additional paid-in capital 389,528 388,932 389,126 388,686 388,164 Accumulated other comprehensive income (loss) (3,851) (105) 179 (2,649) (845) Cumulative distributions in excess of net income (112,671) (105,700) (108,747) (103,193) (106,100) Total Shareholders' Equity 273,191 283,312 280,744 283,030 281,404 Total Liabilities and Shareholders' Equity 1,014,526 $ 1,004,402 $ 1,067,620 $ 1,072,764 $ 1,088,499 $ Consolidated Balance Sheets (in thousands) Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q4 2008 Page 5

Balance Sheet Detail

(in thousands)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Investments in Real Estate:					
Land	$ 144,422	$ 134,050	$ 143,390	$ 136,735	$ 136,566
Buildings and improvements	813,705	816,954	870,381	880,590	883,067
Construction in progress	46,982	42,851	41,443	32,204	25,739
	1,005,109	993,855	1,055,214	1,049,529	1,045,372
Less: accumulated depreciation	(174,717)	(172,585)	(172,451)	(169,387)	(168,962)
Investments in real estate, net	$ 830,392	$ 821,270	$ 882,763	$ 880,142	$ 876,410
Accounts Receivable:					
Accounts receivable tenants, net	$ 23,131	$ 17,316	$ 21,752	$ 21,454	$ 19,177
Straight-line rent receivable	17,605	17,037	17,283	17,006	16,610
Accounts receivable, net	$ 40,736	$ 34,353	$ 39,035	$ 38,460	$ 35,787
Other Assets:					
Leasing costs	$ 38,980	$ 38,408	$ 37,654	$ 36,484	$ 35,646
Intangible assets	5,836	5,836	6,557	6,557	6,673
Deferred financing costs	6,626	5,552	5,874	5,867	5,818
Other	5,904	5,794	5,643	5,590	5,400
	57,346	55,590	55,728	54,498	53,537
Less: accumulated amortization	(34,320)	(33,159)	(32,484)	(31,136)	(29,956)
	23,026	22,431	23,244	23,362	23,581
Prepaid expenses and other	12,967	12,786	12,140	11,378	12,079
Proposed development and acquisition costs	1,352	2,885	2,652	3,281	1,901
Other assets, net	$ 37,345	$ 38,102	$ 38,036	$ 38,021	$ 37,561

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 6

2008 2007 2008 2007 Calculation of Funds from Operations: Net income (loss) (2,513) $ 481 $ 23,501 $ 38,675 $ Add: Depreciation and amortization expense 9,949 13,479 37,850 40,924 Minority interest in partnership: Continuing operations (427) 87 3,930 7,270 Discontinued operations - 11 (35) 40 Discontinued operations, loss on sale of property - - 463 - Less: Loss (gain) on sale of depreciable real estate 481 (72) (18,347) (29,869) Funds from operations 7,490 13,986 47,362 57,040 Less: Series B Preferred Stock dividends - (283) - (2,065) Funds from operations available to common shareholders, assuming conversion of OP units 7,490 $ 13,703 $ 47,362 $ 54,975 $ Weighted average equivalent shares outstanding, diluted 21,390 21,408 21,397 21,449 Funds from operations available to common shareholders, per diluted share 0.35 $ 0.64 $ 2.21 $ 2.56 $ Calculation of Funds Available for Distribution: Funds from operations available to common shareholders 7,490 $ 13,703 $ 47,362 $ 54,975 $ Add: Impairment charge 5,103 - 5,103 - Write-of of development costs 501 - 501 - Write-off of straight-line rent receivable 750 98 815 139 Less: Straight-line rent (568) (375) (1,641) (1,338) Above/below market rents - acquisitions (21) (20) (91) (77) FMV interest adjustment - acquired properties (79) 12 (254) 46 Recurring capital expenditures (non-recoverable) (438) (408) (1,552) (1,962) Funds Available for Distribution 12,738 $ 13,010 $ 50,243 $ 51,783 $ FAD per share available to common shareholders 0.60 $ 0.61 $ 2.35 $ 2.41 $ Dividend per Common Share 0.2313 $ 0.4625 $ 1.6200 $ 1.8500 $ Payout Ratio - FFO 66.1% 72.3% 73.2% 72.2% Payout Ratio - FAD 38.8% 76.1% 69.0% 76.6% Three Months Ended December 31, Twelve Months Ended December 31, Calculation of Funds from Operations and Funds Available for Distribution (in thousands, except per share amounts) Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q4 2008 Page 7

Selected Financial and Operating Ratios

	Three Months Ended December 31, 2008	Three Months Ended December 31, 2007	Twelve Months Ended December 31, 2008	Twelve Months Ended December 31, 2007
EBITDA Calculation:				
Operating Income Plus Earnings From Unconsolidated Entities	$ (2,993) [1]	$ (876) [3]	$ 8,095 [2]	$ 13,051 [4]
Add Back:				
Income From Discontinued Operations	-	81	205	291
Interest Expense	9,161	10,960	36,518	42,609
Depreciation and Amortization	8,462	12,250	32,121	36,469
EBITDA	14,630	22,415	76,939	92,420
Scheduled Principal Payments	2,227	1,277	5,808	5,267
Preferred Dividends	-	283	-	3,146
Coverage Ratios:				
Interest Coverage Ratio (EBITDA / Interest Expense)	1.60	2.05	2.11	2.17
Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts.)	1.28	1.83	1.82	1.93
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	1.28	1.79	1.82	1.81
Operating Ratios:				
NOI	14,993	22,420	80,569	92,609
Operating Margin (NOI / Total Rental Revenue)	46.4%	63.4%	60.7%	65.7%
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:				
Revenue From REIT Owned Properties	$ 33,742	$ 36,254	$ 135,704	$ 145,455
Revenue From Joint Venture Properties	26,386	19,850	97,994	70,445
Revenue From Non-REIT Properties Under Management Contract	915	968	3,953	3,716
Total Rental Revenues Under Management	$ 61,043	$ 57,072	$ 237,651	$ 219,616
General and Administrative Expense	$ 3,838	$ 3,341	$ 15,805	$ 14,291
General and Administrative Expense / Total Rental Revenues Under Management	6.29%	5.85%	6.65%	6.51%

[1] Q4 2008 excludes $61 related to the gain on sale of real estate from continuing operations. Including the gain would not impact the interest coverage ratio for the three months ended 12/31/08.

[2] YTD 2008 excludes $19,595 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.53 for the twelve months ended 12/31/08.

[3] Q4 2007 excludes $1,374 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.12 for the three months ended 12/31/07.

[4] YTD 2007 excludes $32,643 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.77 for the twelve months ended 12/31/07.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 8

Same Properties Analysis
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2008	2007	% Change		2008	2007	% Change	
Number of Properties [1]	48	48	0%		48	48	0%	
Occupancy	94.4%	94.5%	-0.1%		94.4%	94.5%	-0.1%	
REVENUE:								
Minimum Rents	$17,799	$17,681	0.7%		$70,438	$70,005	0.6%	
Percentage Rent	115	121	-5.2%		561	484	15.9%	
Recoveries from Tenants	8,828	9,004	-2.0%		35,707	34,291	4.1%	
Other Income	508	372	36.4%		1,092	1,026	6.5%	
	$27,250	$27,179	0.3%		$107,798	$105,806	1.9%	
EXPENSES:								
Real Estate Taxes	$3,912	$3,826	2.2%		$15,655	$15,534	0.8%	
Property Operating and Maintenance	4,816	4,833	-0.4%		19,286	18,346	5.1%	
Other Operating	956	310	208.5%	[2]	2,202	1,376	60.1%	[3]
	$9,684	$8,969	8.0%		$37,144	$35,256	5.4%	
OPERATING INCOME	$17,566	$18,209	-3.5%	[2]	$70,653	$70,550	0.1%	[3]
Operating Expense Recovery Ratio	101.1%	104.0%	-2.8%		102.2%	101.2%	1.0%	

[1] Excludes joint venture properties.

[2] Other operating expenses for the quarter includes $550,000 of additional bad debt reserves and $100,000 of additional legal fees related to collection matters. The majority of the bad debt relates to straight line rent receivable for Circuit City. Excluding these costs, NOI for the three months would have been $18,216, which was slightly higher than 2007.

[3] Other operating expenses for the year includes $725,000 of additional bad debt reserves and $100,000 of additional legal fees related to collection matters. The majority of the bad debt relates to the straight-line rent receivable write-off for Circuit City and Linens ‘n Things. Excluding these costs, NOI for the year would have been $71,478, which was 1.32% higher than 2007.

Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 9

Leasing Activity Analysis

	Three Months Ended December 31, 2008			Twelve Months Ended December 31, 2008		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations……	55	6	61	239	24	263
Gross Leasable Area (sq.ft.)……	137,186	290,602	427,788	731,877	799,851	1,531,728
Average Base Rent / Sq.Ft ($/sq.ft.)……	$18.10	$7.55	$10.94	$14.39	$7.55	$10.82
Leases Renewed at Expiration:						
Number of Leases……	31	3	34	144	19	163
Gross Leasable Area (sq.ft.)……	85,776	208,659	294,435	465,171	661,753	1,126,924
Renewal Base Rent / Sq.Ft. ($/sq.ft.)……	$21.39	$6.43	$10.79	$16.33	$7.62	$11.22
Previous Base Rent / Sq.Ft. ($/sq.ft.)……	$19.64	$5.87	$9.88	$14.63	$7.10	$10.21
PSF Increase / (Decrease)……	$1.75	$0.56	$0.90	$1.70	$0.52	$1.01
% Increase / (Decrease)……	8.9%	9.5%	9.1%	11.6%	7.3%	9.9%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases……	10	1	11	23	1	24
Gross Leasable Area (sq.ft.)……	19,252	21,786	41,038	51,009	21,786	72,795
Current Base Rent / Sq.Ft. ($/sq.ft.)……	$16.56	$11.00	$13.61	$12.89	$11.00	$12.32
Leases Ended at Expiration:						
Number of Leases……	14	2	16	72	4	76
Gross Leasable Area (sq.ft.)……	32,158	60,157	92,315	215,697	116,312	332,009
Base Rent / Sq.Ft. ($/sq.ft.)……	$14.91	$12.14	$13.10	$14.25	$9.49	$12.58
Lease-Up of Vacant Space: [1]						
Number of Leases……	25	3	28	89	5	94
Gross Leasable Area (sq.ft.)……	76,929	119,744	196,673	259,955	200,736	460,691
Base Rent / Sq.Ft. ($/sq.ft.)……	$17.23	$12.03	$14.07	$17.59	$12.50	$15.37
% Increase / (Decrease) from Portfolio Average……	4.4%	48.4%	30.0%	6.5%	54.1%	42.1%

[1] Lease-Up of Vacant Space is rent starts in the first quarter

Current Portfolio Average:

	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Portfolio Average Base Rent / Sq.Ft. (as of 12/31/08)	***$16.51***	***$8.11***	***$10.82***	***$16.51***	***$8.11***	***$10.82***

Historical Portfolio Averages:

	Non-Anchors	Anchors	Total
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.09***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***
Year Ended 12/31/03 Portfolio Average Base Rent / Sq.Ft.	***$12.60***	***$6.29***	***$8.17***

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2008
Page 10

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 2009	2010	2011	2012
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	200,000 SF of retail and outlots.	100%	Q4 2012	9.0%	$3.2	$35.0	$1.1	$0.1	$0.4	$13.4	$20.0
Rossford Pointe - Rossford, OH	70,000 SF project includes Office Depot, Petsmart and an additional mid-box user as well as 6,400 SF of retail space.	100%	Q2 2010	9.1%	$0.8	$8.5	$6.3	$1.0	$1.2	$0.0	$0.0
Total On-Balance Sheet Assets				**9.0% [1]**	**$3.9**	**$43.5**	**$7.4**	**$1.1**	**$1.6**	**$13.4**	**$20.0**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	Phase 1 - sale to Meijer for 192,000 SF building, 12,000 SF of retail and outlot building.	20%	Q4 2009	8.9%	$0.5	$5.3	$1.8	$3.4	$0.0	$0.0	$0.0
	Future phases.	20%				$16.3	$16.3				
				8.9% [2]	$0.5	$21.6	$18.2	$3.4	$0.0	$0.0	$0.0
Total Off-Balance Sheet Assets				**8.9% [1][2]**	**$0.5**	**$21.6**	**$18.2**	**$3.4**	**$0.0**	**$0.0**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**8.9% [1][2]**	**$0.1**	**$4.3**	**$3.6**	**$0.7**	**$0.0**	**$0.0**	**$0.0**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	Phase 1 - 114,340 SF of the mixed-use project.	20%	Q4 2009	8.7%	$2.2	$25.8	$20.2 [3]	$1.0	$4.6	$0.0	$0.0
	Future phases - 446,563 SF of the mixed-use project.	20%	Q3 2011	8.1%	$7.9	$96.7	$20.5 [3]	$1.5	$61.6	$13.1	$0.0
	Potential additions or land sales.	20%				$17.5	$17.5 [3]				
				8.2% [4]	$10.1	$140.0	$58.2	$2.5	$66.2	$13.1	$0.0
Gateway Commons - Lakeland, FL	375,000 SF power center project.	20%	Q1 2012	9.0%	$5.7	$63.0	$13.8	$1.6	$28.5	$14.3	$4.8
Parkway Shops - Jacksonville, FL	350,000 SF power center project.	20%	Q2 2012	9.3%	$2.8	$29.9	$11.3 [5]	$1.5	$8.6	$6.8	$1.7
Total Proposed Off-Balance Sheet Assets				**8.6% [1][4]**	**$18.5**	**$233.0**	**$83.4**	**$5.6**	**$103.3**	**$34.2**	**$6.5**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.6% [1][4]**	**$3.7**	**$46.6**	**$16.7**	**$1.1**	**$20.7**	**$6.8**	**$1.3**
RPT Share of Current Developments				**8.8% [1][2][4]**	**$7.7**	**$94.4**	**$27.7**	**$2.9**	**$22.2**	**$20.2**	**$21.3**

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Does not include costs associated with the "Future phases" at Hartland Towne Square.
[3] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[4] Does not include costs associated with the "Potential additions or land sales" at The Town Center at Aquia.
[5] Includes $6,856,775 payable on land purchased under two land contracts due in November 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 11

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 2009	2010	2011
Current Redevelopment Projects										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail and upgrading façade.	100%	Q1 2010	9.1%	$1.1	$12.0	$4.0	$5.5	$2.5	$0.0
Holcomb - Roswell, GA	Adding theater operator in 39,668 SF.	100%	Q4 2009	12.0%	$0.5	$4.0	$0.1	$3.9	$0.0	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q1 2010	13.1%	$0.2	$1.7	$0.4	$0.8	$0.5	$0.0
Clinton Valley - Sterling Heights, MI	Adding a 58,852 SF Hobby Lobby.	100%	Q1 2009	13.8%	$0.1	$1.0	$0.6	$0.4	$0.0	$0.0
Southbay - Osprey, FL	Adding freestanding CVS, relocating tenants, retenanting space and demolishing vacated space.	100%	Q3 2009	15.2%	$0.1	$1.0	$0.2	$0.8	$0.0	$0.0
Total On-Balance Sheet Assets				**10.6%**	**$2.1**	**$19.7**	**$5.2**	**$11.4**	**$3.0**	**$0.0**
Off-Balance Sheet Assets										
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2010	21.0%	$2.1	$9.8	$5.1	$0.9	$3.9	$0.0
Old Orchard - West Bloomfield, MI	Adding 36,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q2 2010	12.0%	$1.2	$9.6	$4.0	$4.5	$1.1	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, building additional outlot and small-shop retail space.	20%	Q1 2010	15.1%	$0.7	$4.7	$0.0	$3.5	$1.2	$0.0
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%	Q1 2009	15.0%	$0.2	$1.6	$1.3	$0.3	$0.0	$0.0
Total Off-Balance Sheet Assets				**16.2%**	**$4.2**	**$25.7**	**$10.4**	**$9.2**	**$6.1**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**16.3%**	**$1.2**	**$7.1**	**$3.0**	**$2.4**	**$1.7**	**$0.0**
RPT Share of Current Redevelopments				**12.1%**	**$3.2**	**$26.8**	**$8.2**	**$13.8**	**$4.7**	**$0.0**

Future Projects		RPT Ownership %
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.	100%
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.	100%
Pelican Plaza - Sarasota, FL	Adding 20,000 SF specialty grocer.	100%
Marketplace of Delray - Delray Beach, FL	Reconfiguring center to accommodate up to two new mid-box users.	30%
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.	20%

[1] Represents incremental change in revenue.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 12

Summary of Outstanding Debt
12/31/08

	Lender or Servicer	Percent of Total Indebtedness		Balance at 12/31/2008	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
West Oaks II/Spring Meadows	Travelers Insurance	3.57%	$	23,643,888	7.0500%	Dec-09	11
Promenade at Pleasant Hill	Principal Life	1.98%		13,089,728	8.0900%	Sep-10	20
Publix at River Crossing	Jackson National Life Ins Co.	0.50%		3,281,199	6.6700%	Oct-10	22
Parkway Shops	St. Johns land contract	0.71%		4,690,000	7.0000%	Nov-10	23
Parkway Shops	River City Signature land contract	0.33%		2,166,775	6.0000%	Nov-10	23
Unsecured Term Loan Facility *	KeyBank, as agent	15.09%		100,000,000	5.6655%	Dec-10	24
Madison Shopping Center	LaSalle Bank N.A.	1.44%		9,508,723	7.5080%	May-11	28
Lakeshore Marketplace	Wells Fargo/Midland	2.24%		14,809,594	7.6470%	Aug-11	31
Sunshine Plaza Shopping Center	Nationwide Life	1.73%		11,439,026	7.3500%	May-12	41
Coral Creek	KeyBank	1.43%		9,497,559	6.7800%	Jul-12	43
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.71%		11,333,533	6.5000%	Aug-12	44
East Town Plaza	Citigroup Global Markets	1.68%		11,137,590	5.4500%	Jul-13	55
Centre at Woodstock	Wachovia	0.69%		4,592,998	6.9100%	Jul-13	55
Kentwood Towne Center	Nationwide Life	1.42%		9,412,286	5.7400%	Jul-13	55
Lantana Plaza Shopping Center	Key Bank	1.51%		10,025,558	4.7600%	Aug-13	56
Auburn Hills	Citigroup Global Markets	1.11%		7,354,972	5.3800%	May-14	65
Crossroads Shopping Center	Citigroup Global Markets	3.87%		25,618,868	5.3800%	May-14	65
Jackson West	KeyBank	2.59%		17,180,000	5.2000%	Nov-15	83
West Oaks I	KeyBank	4.12%		27,300,000	5.2000%	Nov-15	83
New Towne Plaza	Deutsche Bank	2.99%		19,800,000	5.0910%	Dec-15	84
Hoover Eleven	Canada Life/GMAC	0.92%		6,127,571	7.6250%	Feb-16	86
River City Marketplace	JPMorgan Chase Bank, N.A.	16.60%		110,000,000	5.4355%	Apr-17	100
Hoover Eleven	Canada Life/GMAC	0.34%		2,242,640	7.2000%	May-18	114
Junior Subordinated Note **	The Bank of New York Trust Company	4.24%		28,125,000	7.8700%	Jan-38	354
Subtotal Fixed Rate Debt		**72.80%**	**$**	**482,377,506**	**6.0107%**		75
Variable Rate Mortgages							
Gaines Marketplace	Huntington Bank	1.14%	$	7,543,342	3.4000%	Mar-09	2
Beacon Square	Huntington Bank	1.13%		7,479,583	3.9450%	Nov-09	10
Subtotal Variable Rate Mortgages		2.27%	$	15,022,925	3.6713%		6
Variable Rate Secured Facility							
Secured Revolving Credit Facility - Aquia	KeyBank	6.04%	$	40,000,000	4.2900%	Dec-09	12
Subtotal Variable Rate Secured Facilities		6.04%	$	40,000,000	4.2900%		
Subtotal Variable Rate Mortgages & Secured Facilities		8.30%	$	55,022,925	4.1211%		10
Variable Rate Unsecured Facility							
Unsecured Revolving Credit Facility	KeyBank, as agent	18.90%	$	125,200,000	2.9545%	Dec-09	12
Subtotal Variable Rate Unsecured Facilities		18.90%	$	125,200,000	2.9545%		
Subtotal Variable Rate Debt		**27.20%**	**$**	**180,222,925**	**3.3106%**		11
Total debt		**100.00%**	**$**	**662,600,431**	**5.2763%**		57

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2008
Page 13

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
12/31/08

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2009	$ 5,139,265	$ 202,564,757	$ 207,704,021	31.35%	31.35%
2010	4,013,811	122,565,995	126,579,807	19.10%	50.45%
2011	4,599,918	23,332,219	27,932,137	4.22%	54.67%
2012	4,130,892	29,879,687	34,010,579	5.13%	59.80%
2013	3,363,353	30,121,368	33,484,721	5.05%	64.85%
2014	2,505,331	29,676,361	32,181,691	4.86%	69.71%
2015	2,323,334	59,457,889	61,781,223	9.32%	79.03%
2016	382,038	-	382,038	0.06%	79.09%
2017	310,621	110,000,000	110,310,621	16.65%	95.74%
2018 +	108,593	28,125,000	28,233,593	4.26%	100.00%
Totals	**$ 26,877,156**	**$ 635,723,275**	**$ 662,600,431**		

Note: Scheduled maturities in 2009 includes $125,200,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of December 31, 2008 due at maturity in December 2009, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 14

Debt: Shares Dollars Percentage Fixed Rate Debt 482,377,506 $ 60.64% Variable Rate Debt 180,222,925 $ 22.66% Total Debt 662,600,431 $ 83.30% Equity: Market price Common Shares and Equivalents REIT Shares 6.18 $ 86.43% 18,583,362 114,845,177 $ 14.44% OP Units 13.57% 2,918,809 18,038,240 $ 2.27% Total Common Shares and Equivalents 100.00% 21,502,171 132,883,417 $ 16.70% Total Market Capitalization 795,483,848 $ 100.00% Market Capitalization Information 12/31/08 Common Stock Performance - 01/01/08 through 12/31/08 Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q4 2008 Page 15

Operating
Property Summary
As of December 31, 2008

					Total Shopping Center GLA: Anchors:					Company Owned GLA			Annualized Base Rent		
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34		42,112	42,112	67,200	109,312	109,312	93,937	85.9%	$ 1,415,259	$ 15.07	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	115,768	93.7%	$ 1,227,493	$ 10.60	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	130,794	97.1%	$ 822,386	$ 6.29	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	26		35,768	35,768	58,254	94,022	94,022	80,662	85.8%	$ 876,617	$ 10.87	Linens 'N Things [6]
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	69	342,501	323,907	666,408	221,447	887,855	545,354	522,795	95.9%	$ 8,158,386	$ 15.61	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	60,638	97.7%	$ 719,094	$ 11.86	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	228,730	97.0%	$ 2,033,414	$ 8.89	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	33		42,112	42,112	72,410	114,522	114,522	104,600	91.3%	$ 1,576,454	$ 15.07	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	181,649	97.4%	$ 1,114,950	$ 6.14	Sweet Bay, Wal-Mart
Total / Average				266	375,181	916,530	1,291,711	689,257	1,980,968	1,605,787	1,519,573	94.6%	$ 17,944,052	$ 11.81	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	75,660	87.2%	$ 869,537	$ 11.49	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 972,308	$ 5.70	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	82,486	85.0%	$ 869,415	$ 10.54	Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 818,512	$ 6.38	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	36		199,555	199,555	95,000	294,555	294,555	261,336	88.7%	$ 2,013,948	$ 7.71	Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				107	-	538,089	538,089	247,974	786,063	786,063	718,341	91.4%	$ 5,543,720	$ 7.72	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 944,457	$ 10.43	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	45,932	89.4%	$ 771,156	$ 16.79	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	104,780	77.4%	$ 1,048,031	$ 10.00	OfficeMax, Sports Authority, Target [3]
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8		55,175	55,175	44,106	99,281	99,281	99,281	100.0%	$ 1,567,240	$ 15.79	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	161,459	95.2%	$ 1,682,883	$ 10.42	Farmer Jack (A&P) [4], Office Depot, Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	75,122	87.6%	$ 850,478	$ 11.32	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	201,300	56,586	257,886	80,922	338,808	137,508	126,301	91.8%	$ 1,840,731	$ 14.57	Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		47,632	47,632	23,915	71,547	71,547	51,335	71.8%	$ 307,087	$ 5.98	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2005/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,648,172	$ 4.25	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	50		153,810	153,810	139,528	293,338	293,338	239,235	81.6%	$ 3,008,760	$ 12.58	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	65	254,242	222,192	476,434	178,784	655,218	400,976	374,929	93.5%	$ 3,603,701	$ 9.61	Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,636,531	$ 7.78	Circuit City [7], Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	18	101,909	122,390	224,299	61,265	285,564	183,655	164,663	89.7%	$ 1,268,114	$ 7.70	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	133,753	94.8%	$ 517,129	$ 3.87	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,727,144	$ 8.04	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,042	133,873	133,873	122,922	91.8%	$ 1,254,444	$ 10.21	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	213,332	93.9%	$ 1,394,274	$ 6.54	Dunham's [4], Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	16		126,425	126,425	59,943	186,368	186,368	183,568	98.5%	$ 1,843,850	$ 10.04	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20		79,744	79,744	72,629	152,373	152,373	141,830	93.1%	$ 1,206,277	$ 8.51	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,695,963	$ 6.87	Marshalls, Wal-Mart, Office Depot
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 321,538	$ 24.36	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,339	128,339	37,660	165,999	165,999	163,749	98.6%	$ 1,332,519	$ 8.14	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	523,411	100.0%	$ 5,714,184	$ 10.92	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,270	245,521	245,521	245,521	100.0%	$ 2,684,239	$ 10.93	Circuit City [8], OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	167,954	100.0%	$ 2,876,141	$ 17.12	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				453	2,000,212	3,548,914	5,549,126	1,433,286	6,982,412	4,982,200	4,729,355	94.9%	$ 44,185,035	$ 9.34	
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	20		168,659	168,659	42,865	211,524	211,524	188,449	89.1%	$ 966,465	$ 5.13	Belk Department Store, Ingles Market, Wal-Mart[4]
Total / Average				20	-	168,659	168,659	42,865	211,524	211,524	188,449	89.1%	$ 966,465	$ 5.13	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2008
Page 16

Operating
Property Summary
As of December 31, 2008

					Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent		
					Anchors:										
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	312,545	88.3%	$ 3,042,325	$ 9.73	Home Depot, Target [3], Giant Eagle, Michaels
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	44,277	93.3%	$ 552,727	$ 12.48	PETsMART, Office Depot
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	205,669	97.1%	$ 2,321,461	$ 11.29	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], TJ Maxx, OfficeMax, PETsMART, Ashley Furniture, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	197,109	86,584	283,693	58,026	341,719	144,610	139,670	96.6%	$ 874,158	$ 6.26	Wal-Mart[3], Kohl's
Total / Average				75	708,079	516,373	1,224,452	264,606	1,489,058	780,979	725,091	92.8%	$ 7,056,658	$ 9.73	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,431,519	$ 6.00	Wal-Mart
Total / Average				14	-	207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,431,519	$ 6.00	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		274,291	274,291	29,933	304,224	304,224	304,224	100.0%	$ 1,810,275	$ 5.95	Wal-Mart, Ross Dress for Less, Greggs Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97	OfficeMax
Total / Average				13	-	297,791	297,791	34,607	332,398	332,398	332,398	100.0%	$ 2,119,244	$ 6.38	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,783,592	$ 9.61	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,783,592	$ 9.61	
Operating Total / Average				966	3,216,467	6,338,496	9,554,963	2,810,646	12,365,609	9,149,142	8,637,234	94.4%	$ 81,030,286	$ 9.38	
Joint Ventures:															
Florida															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23		51,420	51,420	38,696	90,116	90,116	75,120	83.4%	$ 881,624	$ 11.74	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		94,500	94,500	64,195	158,695	158,695	154,540	97.4%	$ 1,749,380	$ 11.32	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	114,386	99.0%	$ 1,438,731	$ 12.58	Jo-Ann, Marshalls,Target [3]
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	47		103,193	103,193	119,711	222,904	222,904	195,114	87.5%	$ 2,429,932	$ 12.45	David Morgan Fine Arts[5,8], Office Depot, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	325,155	98.2%	$ 2,067,677	$ 6.36	Home Depot, Howards Interiors [5], Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57		159,147	159,147	113,719	272,866	272,866	251,654	92.2%	$ 4,738,154	$ 18.83	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	280,111	84.5%	$ 4,657,419	$ 16.63	Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43		42,112	42,112	81,534	123,646	123,646	114,916	92.9%	$ 1,861,297	$ 16.20	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	188,888	100.0%	$ 2,194,719	$ 11.62	Michaels, Ashley Furniture, Linens 'N Things [7], Target [3]
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	152,232	97.7%	$ 2,078,678	$ 13.65	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	26		64,504	64,504	82,251	146,755	146,755	140,835	96.0%	$ 1,630,100	$ 11.57	Circuit City [8], Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,427,496	$ 13.01	Bed Bath & Beyond, Circuit City [8], Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	154,185	98.7%	$ 1,608,336	$ 10.43	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				389	308,000	1,493,680	1,801,680	1,003,105	2,804,785	2,496,785	2,349,876	94.1%	$ 29,918,462	$ 12.73	
Georgia															
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	13		60,509	60,509	24,337	84,846	84,846	76,896	90.6%	$ 1,181,994	$ 15.37	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		87,411	87,411	63,461	150,872	150,872	122,471	81.2%	$ 1,249,566	$ 10.20	Kroger, Outrageous Bargains
Total / Average				48	-	147,920	147,920	87,798	235,718	235,718	199,367	84.6%	$ 2,431,560	$ 12.20	
Illinois															
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18	-	83,230	83,230	47,206	130,436	130,436	102,107	78.3%	$ 1,245,503	$ 12.20	Jewel Osco
Total / Average				18	-	83,230	83,230	47,206	130,436	130,436	102,107	78.3%	$ 1,245,503	$ 12.20	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,993	359,497	279,497	236,598	84.7%	$ 2,703,984	$ 11.43	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,322	264,266	140,466	130,147	92.7%	$ 1,785,859	$ 13.72	Target [3], Marshalls, Whole Foods
Total / Average				73	203,800	127,648	331,448	292,315	623,763	419,963	366,745	87.3%	$ 4,489,843	$ 12.24	
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		196,570	196,570	54,941	251,511	251,511	251,511	100.0%	$ 1,836,194	$ 7.30	Basics/Metro, Kmart, Leather Expo, Gold's Gym
Total / Average				18	-	196,570	196,570	54,941	251,511	251,511	251,511	100.0%	$ 1,836,194	$ 7.30	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q4 2008
Page 17

Operating
Property Summary
As of December 31, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	150,586	91.0%	$ 1,324,240	$ 8.79	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	36		194,236	194,236	163,066	357,302	357,302	342,715	95.9%	$ 6,338,248	$ 18.49	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	38,700	633,191	280,550	244,050	87.0%	$ 3,223,124	$ 13.21	Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	12,410	63.9%	$ 204,715	$ 16.50	
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	84,489	88.9%	$ 1,068,063	$ 12.64	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	310,269	98.9%	$ 4,464,368	$ 14.39	Borders, Dick's Sporting Goods, Linens 'N Things [6], Marshalls, Michaels, PETsMART
Total / Average				106	352,641	842,737	1,195,378	388,823	1,584,201	1,231,560	1,144,519	92.9%	$ 16,622,757	$ 14.52	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	209,690	93.5%	$ 3,198,394	$ 15.25	Shop-Rite Supermarket, Staples
Total / Average				42	-	81,760	81,760	142,393	224,153	224,153	209,690	93.5%	$ 3,198,394	$ 15.25	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	230,224	90.7%	$ 2,409,440	$ 10.47	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	47		46,574	46,574	130,579	177,153	177,153	155,608	87.8%	$ 2,891,379	$ 18.58	Bed Bath & Beyond, Whole Foods
Total / Average				88	-	185,704	185,704	245,379	431,083	431,083	385,832	89.5%	$ 5,300,819	$ 13.74	
JV Total / Average				782	864,441	3,159,249	4,023,690	2,261,960	6,285,650	5,421,209	5,009,647	92.4%	$ 65,043,533	$ 12.98	
Operating Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16		70,948	70,948	46,474	117,422	117,422	84,322	71.8%	$ 770,480	$ 9.14	Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18		31,700	31,700	52,190	83,890	83,890	56,030	66.8%	$ 379,338	$ 6.77	Bealls Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25		39,668	39,668	67,385	107,053	107,053	26,605	24.9%	$ 297,168	$ 11.17	
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	11		30,847	30,847	51,149	81,996	81,996	75,506	92.1%	$ 623,706	$ 8.26	Big Lots
The Towne Center at Aquia	Stafford, VA	100%	1989/1998/NA	15		86,184	86,184	42,786	128,970	128,970	116,484	90.3%	$ 2,452,071	$ 21.05	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	28		163,069	163,069	114,134	277,203	277,203	232,895	84.0%	$ 1,553,565	$ 6.67	Kmart, Dollar Tree, Big Lots, Office Depot
Total / Average				113	-	422,416	422,416	374,118	796,534	796,534	591,842	74.3%	$ 6,076,327	$ 10.27	
Joint Venture Under Redevelopment:															
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	22,000	27.1%	$ 268,523	$ 12.21	
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	37		46,230	46,230	116,475	162,705	162,705	121,943	74.9%	$ 1,821,924	$ 14.94	Jewel Osco
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	21		36,044	36,044	50,860	86,904	86,904	19,495	22.4%	$ 424,780	$ 21.79	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	10	20,600	192,178	212,778	23,813	236,591	215,991	129,696	60.0%	$ 2,598,348	$ 20.03	Nordstom Rack, PETsMART, REI [3], LA Fitness
Total / Average				85	20,600	320,810	341,410	225,832	567,242	546,642	293,134	53.6%	$ 5,113,576	$ 17.44	
PORTFOLIO TOTAL / AVERAGE				1946	4,101,508	10,240,971	14,342,479	5,672,556	20,015,035	15,913,527	14,531,857	91.3%	$ 157,263,723	$ 10.82	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated.
[5] Tenant lease expired, though remains in occupancy as month to month tenant.
[6] Tenant closed in Bankruptcy, though Leases are guaranteed by CVS.
[7] Tenant closed in Bankruptcy 12/22/08, though paid charges through 12/31/08.
[8] Tenant in Bankruptcy.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 18

BY RENT [1] BY GLA [2] BY RENT [1] BY GLA [2] BY RENT [1] BY GLA [2] Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q4 2008 Page 19 GEOGRAPHIC DIVERSIFICATION ANCHOR, NON-ANCHOR TENANT MIX CREDIT QUALITY TENANT MIX MI: Michigan FL: Florida OH: Ohio IN: Indiana GA: Georgia WI: Wisconsin ANCHORS: Spaces greater than or equal to 19,000 square feet NON-ANCHORS: Spaces of less than 19,000 square feet NAT: National REG: Regional LOC: Local MI 41% FL 31% GA 5% All Others 10% LEGEND LEGEND LEGEND [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area ANCHOR 51% NON-ANCHOR 49% ANCHOR 68% NON-ANCHOR 32% NAT 69% LOC 18% REG 13% NAT 70% IN 3% LOC 13% REG 17% MI 42% FL 27% OH 8% GA 8% All Others 10% WI 2% IN 2% WI 3% OH 8%

Major Tenant Exposure* as of December 31, 2008

Lease Name	Number of Leases	Leased GLA as of 12/31/08 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 12/31/08 Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 12/31/08
T.J. Maxx/Marshalls	19	611,154	3.84%	$5,726,587	$9.37	3.64%
Publix	12	574,794	3.61%	4,534,891	$7.89	2.88%
Home Depot	4	487,203	3.06%	3,259,492	$6.69	2.07%
Wal-Mart	5	746,335	4.69%	3,232,787	$4.33	2.06%
OfficeMax	12	273,720	1.72%	3,173,220	$11.59	2.02%
Kmart	6	618,341	3.89%	2,717,603	$4.39	1.73%
Jo-Ann	7	230,976	1.45%	2,480,777	$10.74	1.58%
PETsMART	7	160,428	1.01%	2,283,195	$14.23	1.45%
Michaels Stores	9	199,724	1.26%	2,187,349	$10.95	1.39%
Dollar Tree	23	250,595	1.57%	2,148,959	$8.58	1.37%
Best Buy	4	141,895	0.89%	2,072,663	$14.61	1.32%
Staples	9	204,443	1.28%	1,935,886	$9.47	1.23%
Bed Bath & Beyond	5	154,599	0.97%	1,846,043	$11.94	1.17%
Gander Mountain	2	159,791	1.00%	1,844,967	$11.55	1.17%
Lowe's Home Centers	2	270,394	1.70%	1,822,956	$6.74	1.16%
	126	5,084,392	31.95%	$41,267,375	$8.12	26.24%

*Based upon percentage of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 20

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 12/31/08 Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	58	172,645	1.19%	$2,030,928	1.29%	$11.76
2009	232	1,083,960	7.46%	11,850,156	7.54%	10.93
2010	253	1,469,991	10.12%	17,395,042	11.06%	11.83
2011	277	1,380,781	9.50%	18,290,621	11.63%	13.25
2012	222	1,394,867	9.60%	16,188,709	10.29%	11.61
2013	196	1,584,224	10.90%	18,808,804	11.96%	11.87
2014	99	1,286,259	8.85%	11,457,697	7.29%	8.91
2015	39	652,065	4.49%	7,211,897	4.59%	11.06
2016	68	1,388,744	9.56%	14,429,379	9.18%	10.39
2017	48	791,777	5.45%	10,615,521	6.75%	13.41
2018+	92	3,326,544	22.89%	28,984,968	18.43%	8.71
Total	1,584	14,531,857	100.00%	$157,263,722	100.00%	$10.82

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	2	48,233	0.49%	$453,488	0.57%	$9.40
2009	11	469,675	4.77%	2,930,108	3.67%	6.24
2010	21	754,937	7.67%	6,122,505	7.67%	8.11
2011	14	465,334	4.73%	3,569,197	4.47%	7.67
2012	16	715,690	7.27%	4,449,550	5.58%	6.22
2013	26	1,048,908	10.66%	8,916,275	11.18%	8.50
2014	20	962,353	9.78%	5,985,747	7.50%	6.22
2015	14	521,034	5.30%	4,997,579	6.26%	9.59
2016	28	1,160,433	11.80%	9,990,035	12.52%	8.61
2017	18	668,620	6.80%	8,167,553	10.24%	12.22
2018+	43	3,022,929	30.73%	24,199,832	30.32%	8.01
Total	213	9,838,146	100.00%	$79,781,869	100.00%	$8.11

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	56	124,412	2.65%	$1,577,440	2.04%	$12.68
2009	221	614,285	13.09%	8,920,048	11.51%	14.52
2010	232	715,054	15.23%	11,272,537	14.55%	15.76
2011	263	915,447	19.50%	14,721,424	19.00%	16.08
2012	206	679,177	14.47%	11,739,159	15.15%	17.28
2013	170	535,316	11.40%	9,892,529	12.77%	18.48
2014	79	323,906	6.90%	5,471,950	7.06%	16.89
2015	25	131,031	2.79%	2,214,318	2.86%	16.90
2016	40	228,311	4.86%	4,439,344	5.73%	19.44
2017	30	123,157	2.62%	2,447,968	3.16%	19.88
2018+	49	303,615	6.49%	4,785,136	6.18%	15.76
Total	1,371	4,693,711	100.00%	$77,481,853	100.00%	$16.51

Q4 2008
Page 21
Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended December 31, 2008

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 13,929	$ 8,923	$ 387	$ 1,050	$ 255	$ 737	$ -	$ 84	$ 334	$ 687	$ 6,730
Operating expense	4,689	3,662	103	373	(228)	-	6	59	114	299	$ 2,365
Depreciation and amortization	3,632	2,586	139	388	166	43	-	10	70	138	1,770
Interest expense	4,074	3,180	49	-	-	-	-	15	181	226	2,038
Total expenses	12,395	9,428	291	761	(62)	43	6	84	365	663	6,173
Net income	$ 1,534	$ (505)	$ 96	$ 289	$ 317	$ 695	$ (6)	$ (0)	$ (31)	$ 24	$ 557
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	30%	40%	40%	
Ramco's share of net income	$ 460	$ (101)	$ 20	$ 21	$ 22	$ 138	$ (1)	$ (0)	$ (12)	$ 9	$ 557
Add: depreciation expense	1,053	498	26	27	11	-	-	5	27	47	1,694
Funds from operations contributed by joint ventures	$ 1,513	$ 397	$ 46	$ 48	$ 33	$ 138	$ (1)	$ 5	$ 15	$ 56	$ 2,251

For Twelve Months Ended December 31, 2008

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 54,330	$ 29,534	$ 1,527	$ 4,767	$ 2,439	$ 775	$ -	$ 317	$ 1,560	$ 2,745	$ 25,051
Operating expense	17,696	9,901	416	1,353	650	12	6	123	514	1,089	$ 8,218
Depreciation and amortization	14,503	8,702	449	1,335	654	81	7	41	277	568	6,695
Interest expense	15,842	10,964	19	-		-	-	63	725	904	7,632
Total expenses	48,041	29,567	884	2,688	1,304	93	13	227	1,516	2,561	22,545
Net income	$ 6,289	$ (33)	$ 643	$ 2,079	$ 1,135	$ 683	$ (13)	$ 90	$ 44	$ 184	$ 2,506
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 1,887	$ (7)	$ 129	$ 146	$ 79	$ 137	$ (1)	$ 45	$ 18	$ 73	$ 2,506
Add: depreciation expense	4,167	1,675	84	93	45	-	-	20	109	193	6,386
Funds from operations contributed by joint ventures	$ 6,054	$ 1,668	$ 213	$ 239	$ 124	$ 137	$ (1)	$ 65	$ 127	$ 266	$ 8,892

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 22

Joint Ventures
Combining Balance Sheets
as of December 31, 2008
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 76,891	$ 51,760	$ 2,879	$ 7,600	$ 4,019	$ 7,387	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	455,264	299,022	19,370	44,503	23,509	-	-	446	10,124	14,976	
Construction in progress	3,984	2,601	356	14	-	8,349	87	-	-	-	
Intangible assets, net	15,077	8,559	820	1,236	531	2,287	30	32	44	312	
	551,216	361,942	23,425	53,353	28,059	18,023	1,244	528	11,286	16,941	
Less: accumulated depreciation	(35,529)	(9,891)	(576)	(1,732)	(809)	-	-	(141)	(1,865)	(2,721)	
Investments in real estate, net	515,687	352,051	22,849	51,621	27,250	18,023	1,244	387	9,421	14,220	
Cash and cash equivalents	8,625	6,572	60	452	714	90	13	136	320	522	
Accounts receivable, net	9,801	3,151	250	376	(82)	1,615	-	30	36	449	
Other assets, net	2,333	1,111	81	12	244	32	-	108	100	401	
Total Assets	$ 536,446	$ 362,885	$ 23,240	$ 52,461	$ 28,126	$ 19,760	$ 1,257	$ 661	$ 9,877	$ 15,592	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 272,731	$ 222,750	$ 8,419	$ -	$ -	$ 14,498	$ 723	$ 905	$ 8,697	$ 12,042	
Accounts payable and accrued expenses	13,941	8,628	160	603	220	1,513	2	241	116	217	
	286,672	231,378	8,579	603	220	16,011	725	1,146	8,813	12,259	
ACCUMULATED EQUITY (DEFICIT)	249,774	131,507	14,661	51,858	27,906	3,749	532	(485)	1,064	3,333	
Total Liabilities and Accumulated Equity	$ 536,446	$ 362,885	$ 23,240	$ 52,461	$ 28,126	$ 19,760	$ 1,257	$ 661	$ 9,877	$ 15,592	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Equity Investments in Unconsolidated Entities	$ 70,117	$ 14,182	$ 3,382	$ 2,864	$ 1,993	$ (5,258)	$ (713)	$ 909	$ 384	$ 1,291	$ 89,151
Advances to Unconsolidated Entities	-	-	-	-	-	5,993	723	-	-	-	6,716
Total Equity Investments in and Advances to Unconsolidated Entities	$ 70,117	$ 14,182	$ 3,382	$ 2,864	$ 1,993	$ 735	$ 10	$ 909	$ 384	$ 1,291	$ 95,867

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 23

Summary of Joint Venture Debt
as of December 31, 2008

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,687,837	10/12	Fixed	6.64%	2,906,351
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,130,559	08/11	Fixed	7.44%	3,939,168
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,680,484	01/11	Fixed	7.88%	5,004,145
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,778,177	10/10	Fixed	8.25%	3,533,453
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
RLV Boca Mission LF	Mission Bay Plaza	Boca Raton, FL	30%	44,295,126	07/13	Fixed	6.64%	13,288,538
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	28,901,276	07/13	Fixed	8.01%	8,670,383
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	37,527,385	08/13	Fixed	8.06%	11,258,215
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 272,730,845				$ 81,819,253
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,133,519	10/13	Fixed	5.51%	4,626,704
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	16,300,000	02/09	Variable	4.19% [1]	3,260,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	48,000,000	09/13	Fixed	6.00%	9,600,000
Subtotal Ramco 450 Venture LLC				$ 222,749,769				$ 44,549,954
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 905,069	05/16	Fixed	6.75% [3]	$ 452,534
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,696,655	04/10	Fixed	8.14%	3,478,662
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,042,606	02/12	Fixed	7.33%	4,817,043
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	8,419,382	06/10	Variable	1.92% [4]	1,683,876
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	8,505,000	07/09	Variable	4.59% [5]	1,701,000
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	5,993,043	10/09	Fixed	13.00%	1,198,609
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	723,000	09/09	Variable	2.71% [6]	36,150
Total Debt				$ 540,765,369				$ 139,737,081

[1] Interest rate is variable based on LIBOR plus 1.70%.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is fixed until 6/1/2009, then resets per formula annually.
[4] Interest rate is variable based on LIBOR plus 1.45%.
[5] Interest rate is based on LIBOR plus 2.95%.
[6] Interest rate is based on LIBOR plus 2.25%.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q4 2008
Page 24

Supplemental Financial and Operating Statistics Q4 2008 Ramco-Gershenson Properties Trust (RPT) Page 25 INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 FAX: (248) 592-6203 E-mail: dhendershot@rgpt.com Website: www.rgpt.com Ticker: NYSE:RPT Research Coverage Cantor Fitzgerald Philip Martin 312.469.7485 Deutsche Bank Securities Inc. Louis W. Taylor 203.863.2381 RBC Capital Markets Richard C. Moore, CFA 440.715.2646 Stifel Nicolaus David M. Fick, CPA Nathan Isbee 443.224.1308 443.224.1346 Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.